                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):           MAY 14, 1997
                                                             ------------


                             NATIONAL-OILWELL, INC.
             ------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
             DELAWARE                        333-11051                     76-0475815
         ---------------                  ----------------            -------------------
         (STATE OR OTHER                  (COMMISSION FILE              (I.R.S. EMPLOYER
         JURISDICTION OF                      NUMBER)                 IDENTIFICATION NO.)
          INCORPORATION)


                          5555 SAN FELIPE
                          HOUSTON, TEXAS                                     77056
            -----------------------------------------                      ----------
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                      (ZIP CODE)
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 REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:         (713)960-5100
                                                             --------------

                               (NOT APPLICABLE)
         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.  OTHER EVENTS.

         National-Oilwell, Inc., a Delaware corporation (the "Company"), and Dreco Energy Services Ltd., an Alberta corporation ("Dreco"), have entered into a Combination Agreement dated as of May 14, 1997 (the "Combination Agreement"), which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

         The Company and Dreco have issued a joint press release announcing the Combination Agreement, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

         Concurrently with the execution and delivery of the Combination Agreement, DPI Oil Service Partners Limited Partnership and DPI Partners II; First Reserve Fund V, Limited Partnership, First Reserve Fund V-2, Limited Partnership and First Reserve Fund VI, Limited Partnership; Frederick W. Pheasey; and Robert L. Phillips entered into Stockholder Agreements, which are filed herewith as Exhibits 99.2, 99.3, 99.4 and 99.5, respectively, and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)     The following exhibits are filed with this report:

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
           Exhibit Number                                       Description
           --------------                                       -----------
                 2.1              Combination Agreement dated as of May 14, 1997 between the Company and Dreco.

                 99.1             Joint press release of the Company and Dreco issued May 14, 1997.

                 99.2             Stockholder Agreement dated May 14, 1997 of DPI Oil Service Partners Limited Partnership and
                                  DPI Partners II.

                 99.3             Stockholder Agreement dated May 14, 1997 of First Reserve Fund V, Limited Partnership,
                                  First Reserve Fund V-2, Limited Partnership and First Reserve Fund VI, Limited Partnership.

                 99.4             Stockholder Agreement dated May 14, 1997 of Frederick W. Pheasey.

                 99.5             Stockholder Agreement dated May 14, 1997 of Robert L. Phillips.
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                                   SIGNATURE


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NATIONAL-OILWELL, INC.


                                        By: /s/ STEVEN W. KRABLIN
                                            -----------------------------
                                            Steven W. Krablin
                                            Vice President and
                                            Chief Financial Officer



Dated:  May 23, 1997




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                                 EXHIBIT INDEX


Exhibit

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
2.1         Combination Agreement dated as of May 14, 1997 between the Company and Dreco.

99.1        Joint press release of the Company and Dreco issued May 14, 1997.

99.2        Stockholder Agreement dated May 14, 1997 of DPI Oil Service Partners Limited Partnership and DPI Partners II.

99.3        Stockholder Agreement dated May 14, 1997 of First Reserve Fund V, Limited Partnership, First Reserve Fund
            V-2, Limited Partnership and First Reserve Fund VI, Limited Partnership.

99.4        Stockholder Agreement dated May 14, 1997 of Frederick W. Pheasey.

99.5        Stockholder Agreement dated May 14, 1997 of Robert L. Phillips.
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